Q2 2015 EARNINGS REVIEW July 20, 2015 Exhibit 99.2

FORWARD-LOOKING STATEMENTS
This presentation contains “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  These statements can generally be identified by lead-in words such as “believe”, “expect”,
“anticipate”, “intend”, “plan”, “foresee”, “may” ,”will” and other similar words.  Statements that describe our
Company’s objectives, plans or goals are also forward-looking statements.  Examples of such forward-looking information we may be discussing in this presentation include, without limitation, anticipated 2015 industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, the development of open points and stand-alone pre-owned stores, the return of capital to shareholders , anticipated future success and impacts from the implementation of our strategic initiatives and earnings per share expectations.
You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors.  These risks and uncertainties include, among other things, (a)
economic conditions in the markets in which we operate, (b) the success of our operational strategies, (c) our relationships with the automobile manufacturers, (d) new and pre-owned vehicle sales volume, and (e)
earnings expectations for the year ending December 31, 2015. These risks and uncertainties, as well as additional factors that could affect our forward-looking statements, are described in our Form 10-K for the year ended December 31, 2014.
These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation.  We undertake no obligation to update any such statements.

CONTENT • STRATEGIC FOCUS • FINANCIAL RESULTS • OPERATIONS REVIEW • SUMMARY AND OUTLOOK 3

4 STRATEGIC FOCUS 1. Growth • One Sonic-One Experience • EchoPark ® • Acquisitions & Open Points 2. Own Our Properties 3. Return Capital to Shareholders

STRATEGIC FOCUS
EchoPark
®
•
Denver Market with three
stores open and two
additional planned
openings in next 12
months
•
Currently acquiring property
in another market which may
include up to 10 stores

STRATEGIC FOCUS
ACQUISITIONS & OPEN POINTS
•
Open Points
Mercedes Benz in Dallas Market
Operational in 2016
Audi in Pensacola Market
Operational in 2016
Nissan in TN Market
Operational in late 2016 / early 2017
•
Exploring Acquisition and Open Point
Opportunities in Other Markets

7 STRATEGIC FOCUS OWN OUR PROPERTIES 2007 2008 2011 2012 2013 2014 Q2 2015 Proj. 2017 0% 12% 18% 23% 31% 36% 37% 49% -

STRATEGIC FOCUS
RETURN CAPITAL TO SHAREHOLDERS
Shares
(in thousands)
Average Price /
Share
$
(in millions)
2015 Activity
599
$ 24.66
$ 14.8
•
Unused Authorization of Approximately $ 65 million
•
Quarterly Dividend of $0.025 Per Share

Q2 2015 FINANCIAL REVIEW

Q2 2015 FINANCIAL REVIEW FRANCHISE DEALERSHIPS

ADJUSTED FRANCHISED OPERATIONS
B/(W)
than Q2 2014
(amounts in millions,
except per share data)
Q2
2015
$
%
Revenue
$
2,403
$
49
2.1%
Gross Profit
$
353
$ 6
1.7%
SG&A as % of Gross
(1)
78.2%
10 bps
Operating Profit
(1)
$ 61
($ 0)
(0.7%)
Interest
& Other
$ 18
$ 1
3.4%
Pretax
(1)
$ 42
$
0
0.5%
Diluted
EPS
(1)
$ 0.51
$ 0
.03
6.3%
11
Note –
Continuing operations includes results of sold stores after March 31, 2014.
(1) –
Amounts are adjusted.  See appendix for reconciliation of adjusted amounts to GAAP amounts

Q2 2015 FINANCIAL REVIEW ECHOPARK ®

EchoPark
®
Q2 RESULTS
13
B/(W)
than
Q2 2014
(amounts in millions,
except per share data)
Q2
2015
$
Revenue
$ 21.0
$21.0
Gross Profit
$ 2.6
$ 2.6
Operating Profit
($ 3.8)
($ 0.5)
Interest
& Other
($ 0.3)
($ 0.3)
Pre-tax
Profit (Loss)
($ 4.1)
($ 0.9)
Diluted EPS Impact
($.05)
($.01)
Store
Level (retail units)
881
n/a

Q2 2015 FINANCIAL REVIEW TOTAL ENTERPRISE

ADJUSTED Q2 2015 RESULTS
B/(W)
than Q2 2014
(amounts in millions,
except per share data)
Q2
2015
$
%
Revenue
$
2,424
$
70
3.0%
Gross Profit
$
356
$ 9
2.5%
Operating Profit
(1)
$ 57
($ 1)
(1.7%)
Interest
& Other
$ 18
$ 0
1.7%
Continuing Ops:
Profit (after tax)
(1)
$ 23
($
0)
(1.3%)
Diluted EPS
(1)
$ 0.46
$ 0.02
4.5%
SG&A as % of Gross
(1)
79.2%
0 bps
Discontinued Ops
Profit/(Loss)  (after tax)
($ 0.3)
($0.2)
Note –
Continuing operations includes results of sold stores after March 31, 2014.
(1) –
Amounts are adjusted.  See appendix for reconciliation of adjusted amounts to GAAP amounts

REVENUE & GROSS PROFIT Q2 2015
B/(W)
than Q2 2014
(amounts in millions,
except per share data)
Q2
2015
$
%
New
Retail Revenue
$
1,286
$
2
0.2%
Used
Retail Revenue
$
659
$ 55
9.1%
Fixed Operations Revenue
$ 346
$ 17
5.2%
F&I Revenue
$ 82
$ 6
7.3%
Total Revenue
$ 2,424
$ 70
3.0%
New Retail Gross
$ 65
($
9)
(12%)
Used
Retail Gross
$ 41
$3
8.6%
Fixed Operations Gross
$ 170
$ 10
6.5%
F&I Gross
$ 82
$ 6
7.3%
Total
Gross
$ 356
$ 9
2.5%

ADJUSTED SG&A TO GROSS
Note –
Amounts are adjusted.  See appendix for reconciliation of adjusted amounts to GAAP amounts
79.2%
79.2%
Q2 2015
Q2 2014
4.3%
4.0%
47.2%
47.0%
7.3%
7.7%
20.4%
20.5%
Advertising
Comp
Rent & Related
Other

(amounts in millions, except
per share date)
Q2 2015
Q2 2014
Pre-Tax
EPS
Pre-Tax
EPS
Adjusted Franchised
$42.4
$
0.51
$ 42.2
$0.48
Adjusted EchoPark®
($4.1)
($0.05)
($ 3.2)
($ 0.04)
Adjusted Total
$ 38.3
$ 0.46
$39.0
$ 0.44
Adjustments:
Impairment/Disposal
($9.7)
($ 0.12)
$ 7.3
$ 0.08
Physical
Damage
($3.4)
($0.04)
($
1.1)
($0.01)
Other
($0.5)
($ 0.00)
($ 0.3)
($ 0.0)
GAAP EPS
$ 0.30
$ 0.51
ADJUSTED AND GAAP EPS SUMMARY
Continuing Operations

CAPITAL SPEND
(amounts in millions)
YTD
Q2
2015
Estimated
2015
Real Estate
& Facility Related
$ 58.7
$180.1
All Other
Cap Ex
24.2
33.8
Subtotal
$ 82.9
$ 213.9
Less: Mortgage Funding (1)
(46.0)
(110.4)
Total
Cash Used –
Cap Ex
$ 36.9
$ 103.5
Note –
Spending excludes the effect of  franchise acquisitions.

LIQUIDITY (amounts in millions) Q2 2015 Q4 2014 Cash $ 3.6 $ 4.2 Revolver Availability 144.2 165.6 Used floor plan availability 75.0 22.6 Floor plan deposit balance 54.0 57.5 Total $ 276.8 $ 249.9 20

DEBT COVENANTS Covenant Actual Q2 2015 Liquidity Ratio >= 1.05 1.19 Fixed Charge Coverage Ratio >= 1.20 1.75 Total Lease Adjusted Leverage Ratio <= 5.50 4.24 Compliant with all Covenants 21

OPERATIONS REVIEW

NEW VEHICLE RETAIL
SAME STORE
Q2
2015
Q2
2014
B/(W)
Volume
34,288
33,567
2.1%
Selling Price
$ 37,127
$
36,861
0.7%
Gross Margin %
5.1%
5.8%
(70 bps)
GPU
$ 1,890
$ 2,127
($ 238)
Gross Profit
$65  million
$ 71 million
(9.3%)
SAAR (includes fleet)
17.1 million
16.5 million
3.6%

USED VEHICLE RETAIL
SAME STORE

Q2 2015
Q2 2014
B/(W)
Retail Volume
28,973
27,397
5.8%
Used Retail GPU
$ 1,342
$ 1,338
$ 4
Used to New
0.84:1.00
0.82:1.00
0.02
Vehicles
/ store / month (97 stores)
100
94
6
1
st
time
Averaging 100
units per store
per month for
an entire
quarter!

FIXED OPS
SAME STORE
Q2 2015
B/(W)
than Q2 2014
(amounts in millions)
$
%
Revenue
$ 341
$ 22
7.0%
Gross Profit
$ 168
$ 13
8.5%
25
(5.0%)
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
Customer Pay
Warranty
Wholesale Parts
Internal & Sublet
2.9%
31.7%
0.2%
6.9%
YOY Gross % Change

FIXED OPS SAME STORE – CUSTOMER PAY 26 + 1 Day - 1 Day (5.0%) (3.0%) (1.0%) 1.0% 3.0% 5.0% Jan Feb Mar Q1 Apr May Jun Q2 (2.0%) (3.7%) 2.0% (1.2%) 2.1% (3.7%) 10.5% 2.9% YOY Gross % Change

OSOE

OSOE –
Operational Metrics
New Retail Units
Upward Trend
182
167
182
153
200
257
237
314
273
73
93
108
100
83
121
117
123
117
86
77
114
108
84
111
110
132
93
40
30
34
30
35
53
53
38
36
39
23
39
32
28
35
35
29
35
0
50
100
150
200
250
300
350
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
T&C Toyota
T&C Ford
Fort Mill Ford
Infiniti of CHL
Cadillac of CHL

OSOE –
Operational Metrics
Pre-Owned Retail Units
Upward Trend
122
108
125
117
122
142
143
160
186
96
86
75
91
90
109
95
120
120
74
61
78
78
78
90
78
107
104
37
26
48
34
36
47
52
53
65
67
60
68
63
57
58
72
66
79
0
20
40
60
80
100
120
140
160
180
200
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
T&C Toyota
T&C Ford
Fort Mill Ford
Infiniti of CHL
Cadillac of CHL

OSOE –
NEXT STEPS
1.
Continue to focus on inventory management and pricing
2.
OSOE stores continue to improve across all areas  of our business
3.
We continue to learn and have excellent CSI and guest feedback
4.
Begin
rollout
of
technology
–
CRM,
Desking
tool
and
Appraisal
tool
effective 8/1/15 to give stores access to this incredible technology

EchoPark ®

EchoPark
®
-
Total
32
183
185
292
251
304
326
150
170
190
210
230
250
270
290
310
330
350
Jan
Feb
Mar
Apr
May
June
Retail Unit Sales
Actual
1,039
1,331
1,636
804
1,228
1,877
-
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
Jan
Feb
Mar
Apr
May
June
Gross Per Retail Unit
Actual
829
926
901
924
877
930
800
1,000
Jan
Feb
Mar
Apr
May
June
F&I Per Unit
Actual

Continue to grow sales across all revenue categories
Pre-owned
milestone
achieved
–
believe
we
can
continue to grow volumes per store
Fixed operations growth showed strength in customer
pay and warranty
OSOE roll out to additional markets will include
portions of the technology components
Growth plans in EchoPark
®
expected to accelerate in
the latter half of the year
SUMMARY

Appendix 35

NON-GAAP RECONCILIATIONS

Consolidated
Franchised Dealerships
EchoPark®
Three Months Ended
Three Months Ended
Three Months Ended
June 30,
June 30,
June 30,
2015
2014
2015
2014
2015
2014
(In millions)
SG&A Reconciliation:
As Reported . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
284.7
$
268.9
$
279.1
$
265.7
$
5.6
$
3.2
$
Pre-tax Adjustments:
Gain on disposal . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . .
1.1

7.3

1.1

7.3

-

-

Storm damage and other . . . . . . . . . . .. . . . . . . . . . . . . . .
(4.3)

(1.4)

(4.3)

(1.4)

-

-

Total pre-tax adjustments . . . . . . .. . . . . . . . . . . . . . .
(3.2)

5.9

(3.2)

5.9

-

-

Adjusted SG&A  . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . .
281.5
$
274.8
$
275.9
$
271.6
$
5.6
$
3.2
$
SG&A as % of Gross Reconciliation:
As Reported . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
80.1%
77.5%
79.1%
76.6%
NM
NM
Pre-tax Adjustments:
Gain on disposal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
0.3%
2.1%
0.3%
2.1%
NM
NM
Storm damage and other . . . . . . . . . . . . . . . . . .. . . . . . . .
(1.2%)
(0.4%)
(1.2%)
(0.4%)
NM
NM
Total pre-tax adjustments . . . . . . . . . . . . . .. . . . . . . .
(0.9%)
1.7%
(0.9%)
1.7%
NM
NM
Adjusted SG&A as % of Gross . . . . . . . . . . . . .. . . . . . . . . .
79.2%
79.2%
78.2%
78.3%
NM
NM
NM = Not meaningful
This release contains certain non-GAAP financial measures (the "Adjusted" amounts) as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data.  The Company has reconciled these measures to the most directly comparable GAAP measures (the "Reported" amounts) in the release.
The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the
Company’s results from operations.

NON-GAAP RECONCILIATIONS
Consolidated
Franchised Dealerships
EchoPark®
Three Months Ended
Three Months Ended
Three Months Ended
June 30,
June 30,
June 30,
2015
2014
2015
2014
2015
2014
(In millions)
Operating Profit Reconciliation:
As Reported . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
43.1
$
63.6
$
46.9
$
66.8
$
(3.8)
$
(3.2)
$
Pre-tax Adjustments:
SG&A . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . .
3.2

(5.9)

3.2

(5.9)

-

-

Impairment charges . . . . . . . . . . . . .. . . . . . . . . . . . . . . . .
10.4

-

10.4

-

-

-

Total pre-tax adjustments . . . . . . .. . . . . . . . . . . . . . .
13.6

(5.9)

13.6

(5.9)

-

-

Adjusted Operating Profit  . . . . . .. . . . . . . . . . . . . . . . . . . . .
56.7
$
57.7
$
60.5
$
60.9
$
(3.8)
$
(3.2)
$
Pre-tax Profit from Continuing Operations Reconciliation:
As Reported . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
24.7
$
44.9
$
28.8
$
48.1
$
(4.1)
$
(3.2)
$
Pre-tax Adjustments:
SG&A . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . .
3.2

(5.9)

3.2

(5.9)

-

-

Impairment charges . . . . . . . . . . . . .. . . . . . . . . . . . . . . . .
10.4

-

10.4

-

-

-

Total pre-tax adjustments . . . . . . .. . . . . . . . . . . . . . .
13.6

(5.9)

13.6

(5.9)

-

-

Adjusted Pre-tax Profit from Continuing Operations . . . . .
38.3
$
39.0
$
42.4
$
42.2
$
(4.1)
$
(3.2)
$
Profit from Continuing Operations (after-tax) Reconciliation:
As Reported . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
15.1
$
27.1
$
After-tax Adjustments:
SG&A . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . .
2.0

(3.6)

Impairment charges . . . . . . . . . . . . .. . . . . . . . . . . . . . . . .
6.3

-

Total after-tax adjustments . . . . . .. . . . . . . . . . . . . . .
8.3

(3.6)

Adjusted Profit from Continuing Operations (after-tax) . . .
23.4
$
23.5
$

NON-GAAP RECONCILIATIONS

Consolidated
Franchised Dealerships
EchoPark®
Six Months Ended
Six Months Ended
Six Months Ended
June 30,
June 30,
June 30,
2015
2014
2015
2014
2015
2014
(In millions)
SG&A Reconciliation:
As Reported . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
555.5
$
532.9
$
544.0
$
527.9
$
11.5
$
5.0
$
Pre-tax Adjustments:
Gain on disposal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
1.0

7.3

1.0

7.3

-

-

Storm damage, severance and other . . . . .. . . . . . . . . . . .
(5.2)

(1.4)

(5.2)

(1.4)

-

-

Total pre-tax adjustments . . . . . . .. . . . . . . . . . . . . . .
(4.2)

5.9

(4.2)

5.9

-

-

Adjusted SG&A  . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . .
551.3
$
538.8
$
539.8
$
533.8
$
11.5
$
5.0
$
SG&A as % of Gross Reconciliation:
As Reported . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
80.5%
78.8%
79.3%
78.1%
NM
NM
Pre-tax Adjustments:
Gain on disposal . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . .
0.1%
1.1%
0.1%
1.1%
NM
NM
Storm damage, severance and other . . . . . . . . . . . .. . . . .
(0.8%)
(0.2%)
(0.7%)
(0.2%)
NM
NM
Total pre-tax adjustments . . . . . . . . . . . . . .. . . . . . . .
(0.7%)
0.9%
(0.6%)
0.9%
NM
NM
Adjusted SG&A as % of Gross . . . . . . . . . . . . .. . . . . . . . . .
79.8%
79.7%
78.7%
79.0%
NM
NM
NM = Not meaningful

NON-GAAP RECONCILIATIONS
Consolidated
Franchised Dealerships
EchoPark®
Six Months Ended
Six Months Ended
Six Months Ended
June 30,
June 30,
June 30,
2015
2014
2015
2014
2015
2014
(In millions)
Operating Profit Reconciliation:
As Reported . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
84.6
$
114.2
$
94.6
$
119.2
$
(10.0)
$
(5.0)
$
Pre-tax Adjustments:
SG&A . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . .
4.2

(5.9)

4.2

(5.9)

-

-

Impairment charges . . . . . . . . . . . . .. . . . . . . . . . . . . . . . .
16.7

-

15.3

-

1.4

-

Total pre-tax adjustments . . . . . . .. . . . . . . . . . . . . . .
20.9

(5.9)

19.5

(5.9)

1.4

-

Adjusted Operating Profit  . . . . . .. . . . . . . . . . . . . . . . . . . . .
105.5
$
108.3
$
114.1
$
113.3
$
(8.6)
$
(5.0)
$
Pre-tax Profit from Continuing Operations Reconciliation:
As Reported . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
48.3
$
77.1
$
58.7
$
82.1
$
(10.4)
$
(5.0)
$
Pre-tax Adjustments:
SG&A . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . .
4.2

(5.9)

4.2

(5.9)

-

-

Impairment charges . . . . . . . . . . . . .. . . . . . . . . . . . . . . . .
16.7

-

15.3

-

1.4

-

Total pre-tax adjustments . . . . . . .. . . . . . . . . . . . . . .
20.9

(5.9)

19.5

(5.9)

1.4

-

Adjusted Pre-tax Profit from Continuing Operations . . . . .
69.2
$
71.2
$
78.2
$
76.2
$
(9.0)
$
(5.0)
$
Profit from Continuing Operations (after-tax) Reconciliation:
As Reported . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
29.5
$
47.0
$
After-tax Adjustments:
SG&A . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . .
2.6

(3.6)

Impairment charges . . . . . . . . . . . . .. . . . . . . . . . . . . . . . .
10.2

-

Total after-tax adjustments . . . . . .. . . . . . . . . . . . . . .
12.7

(3.6)

Adjusted Profit from Continuing Operations (after-tax) . . .
42.2
$
43.4
$

NON-GAAP RECONCILIATIONS
Three Months Ended June 30, 2015
Income (Loss)
Income (Loss)
From Continuing
From Discontinued
Operations
Average
Net Income (Loss)
Weighted
Per
Per
Per
Average
Share
Share
Share
Shares
Amount
Amount
Amount
Amount
Amount
Amount
(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares . . . . . . . . . . . . . . . . . .
50,784

15,092
$
(311)
$
14,781
$
Effect of participating securities:
Non-vested restricted stock
and stock units . . . . . . . . . . . . . . . . . . . . .. . .
(7)

-

(7)

Basic earnings (loss) and shares . . . . . . . . . . . . .
50,784

15,085
$
0.30
$
(311)
$
(0.01)
$
14,774
$
0.29
$
Effect of dilutive securities:
Stock compensation plans . . . . . . . . . . . . . . . .
309

Diluted earnings (loss) and shares . . . . . . . . . . . .
51,093

15,085
$
0.30
$
(311)
$
(0.01)
$
14,774
$
0.29
$
Adjustments (net of tax):
Gain on disposal. . . . . . . . . . . . . . . . . . . . .. . . . .
(645)
$
(0.01)
$
-
$
-
$
(645)
$
(0.01)
$
Impairment charges. . . . . . . . . . . . . . . . . . . .. . . .
6,386

0.12

-

-

6,386

0.12

Storm damage and other. . . . . . . . . . .. . . . . . . . . .
2,555

0.05

-

-

2,555

0.05

Total adjustments . . . . . . . . . . . . .. . . . . . . . . .
8,296
$
0.16
$
-
$
-
$
8,296
$
0.16
$
Adjusted:
Earnings (loss) and
Diluted earnings (loss) per share (1) . . . . . . . .
23,388
$
0.46
$
(311)
$
(0.01)
$
23,077
$
0.45
$
(1) Expenses attributable to EchoPark® operations were $0.05 per fully diluted share in the three months ended June 30, 2015.

NON-GAAP RECONCILIATIONS
Three Months Ended June 30, 2014
Income (Loss)
Income (Loss)
From Continuing
From Discontinued
Operations
Operations
Net Income (Loss)
Weighted
Per
Per
Per
Average
Share
Share
Share
Shares
Amount
Amount
Amount
Amount
Amount
Amount
(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares . . . . . . . . . . . . . . . . . .
52,514

27,061
$
(68)
$
26,993
$
Effect of participating securities:
Non-vested restricted stock
and stock units . . . . . . . . . . . . . . . . . . . . .. . .
(87)

-

(87)

Basic earnings (loss) and shares . . . . . . . . . . . . .
52,514

26,974
$
0.51
$
(68)
$
-
$
26,906
$
0.51
$
Effect of dilutive securities:
Stock compensation plans . . . .. . . . . . . . . . . . .
416

Diluted earnings (loss) and shares. . . . . . . . . . . .
52,930

26,974
$
0.51
$
(68)
$
-
$
26,906
$
0.51
$
Adjustments (net of tax):
Gain on disposal. . . . . . . . . . . . . . . . . . . . .. . . . .
(4,446)
$
(0.08)
$
-
$
-
$
(4,446)
$
(0.08)
$
Storm damage and other. . . . . . . . . . . . . . . . . .. . .
840

0.01

-

-

840

0.01

Total adjustments . . . . . . . . . . . . .. . . . . . . . . .
(3,606)
$
(0.07)
$
-
$
-
$
(3,606)
$
(0.07)
$
Adjusted:
Earnings (loss) and
Diluted earnings (loss) per share (2) . . . . . . . .
23,455
$
0.44
$
(68)
$
-
$
23,387
$
0.44
$
(2) Expenses attributable to EchoPark® operations were $0.04 per fully diluted share in the three months ended June 30, 2014.

NON-GAAP RECONCILIATIONS
Six Months Ended June 30, 2015
Income (Loss)
Income (Loss)
From Continuing
From Discontinued
Operations
Operations
Net Income (Loss)
Weighted
Per
Per
Per
Average
Share
Share
Share
Shares
Amount
Amount
Amount
Amount
Amount
Amount
(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares . . . . . . . . . . . . . . . . . .
50,819

29,481
$
(732)
$
28,749
$
Effect of participating securities:
Non-vested restricted stock
and stock units . . . . . . . . . . . . . . . . . . . . .. . .
(14)

-

(14)

Basic earnings (loss) and shares . . . . . . . . . . . . .
50,819

29,467
$
0.58
$
(732)
$
(0.01)
$
28,735
$
0.57
$
Effect of dilutive securities:
Stock compensation plans . . . .. . . . . . . . . . . . .
428

Diluted earnings (loss) and shares. . . . . . . . . . . .
51,247

29,467
$
0.57
$
(732)
$
(0.01)
$
28,735
$
0.56
$
Adjustments (net of tax):
Gain on disposal. . . . . . . . . . . . . . . . . . . . .. . . . .
(583)
$
(0.01)
$
-
$
-
$
(583)
$
(0.01)
$
Impairment charges. . . . . . . . . . . . . . . . . . . .. . . .
10,166

0.20

-

-

10,166

0.20

Storm damage and other. . . . . . . . . . .. . . . . . . . . .
3,132

0.06

-

-

3,132

0.06

Total adjustments . . . . . . . . . . . . .. . . . . . . . . .
12,715
$
0.25
$
-
$
-
$
12,715
$
0.25
$
Adjusted:
Earnings (loss) and
Diluted earnings (loss) per share (3) . . . . . . . .
42,196
$
0.82
$
(732)
$
(0.01)
$
41,464
$
0.81
$
(3) Expenses attributable to EchoPark® operations were $0.11 per fully diluted share in the six months ended June 30, 2015.

NON-GAAP RECONCILIATIONS
Six Months Ended June 30, 2014
Income (Loss)
Income (Loss)
From Continuing
From Discontinued
Operations
Operations
Net Income (Loss)
Weighted
Per
Per
Per
Average
Share
Share
Share
Shares
Amount
Amount
Amount
Amount
Amount
Amount
(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares . . . . . . . . . . . . . . . . . .
52,466

47,045
$
(666)
$
46,379
$
Effect of participating securities:
Non-vested restricted stock
and stock units . . . . . . . . . . . . . . . . . . . . .. . .
(151)

-

(151)

Basic earnings (loss) and shares . .. . . . . . . . . . . .
52,466

46,894
$
0.89
$
(666)
$
(0.01)
$
46,228
$
0.88
$
Effect of dilutive securities:
Stock compensation plans . . . .. . . . . . . . . . . . .
472

Diluted earnings (loss) and shares . . . . . . . . . . . .
52,938

46,894
$
0.89
$
(666)
$
(0.02)
$
46,228
$
0.87
$
Adjustments (net of tax):
Gain on disposal. . . . . . . . . . . . . . . . . . . . .. . . . .
(4,446)
$
(0.08)
$
-
$
-
$
(4,446)
$
(0.08)
$
Storm damage and other. . . . . . . . . . . . . . . . . .. . .
840

0.01

-

-

840

0.01

Effect of two-class method & rounding . . . . . . .
-

-

-

0.01

-

0.01

Total adjustments . . . . . . . . . . . . .. . . . . . . . . .
(3,606)
$
(0.07)
$
-
$
0.01
$
(3,606)
$
(0.06)
$
Adjusted:
Earnings (loss) and
Diluted earnings (loss) per share (4) . . . . . . . .
43,439
$
0.82
$
(666)
$
(0.01)
$
42,773
$
0.81
$
(4) Expenses attributable to EchoPark® operations were $0.06 per fully diluted share in the six months ended June 30, 2014.